SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                  March 28, 2001
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                             1st Net Technologies, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Colorado                   0-27145                33-0756798
- ---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



             11415 W. Bernardo Ct., 2nd Floor, San Diego, CA 92127
       -----------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                (858) 675-4449
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 28, 2001, we dismissed Argy & Company as our principal accountant. The decision to change accountants was approved by our Board of Directors.

     Neither of the reports of Argy & Company on our financial statements for each of the past two fiscal years ended December 31, 1999 and December 31, 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report modified as to uncertainty, audit scope or accounting principles. We do not believe that there were any disagreements with Argy & Company on any matter of accounting scope or procedure during the subsequent interim period through March 28, 2001, which, if not resolved to Argy & Company's satisfaction, would have caused Argy & Company to make reference to the subject matter of the disagreement(s) in connection with its reports.

     We have requested Argy & Company to furnish a letter addressed to the Commission stating whether it agrees with the statements made by us, and, if not, stating the respects in which it does not agree. The letter from Argy & Company will be furnished to the Commission by amendment to this Report.

     We have engaged Cordovano and Harvey, P.C. as our new independent accountants as of March 28, 2001. During the two most recent fiscal years and through March 28, 2001, we have not consulted with Cordovano and Harvey, P.C. regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or consulted with Cordovano and Harvey, P.C. regarding the type of audit opinion that might be rendered on our financial statements (Cordovano and Harvey, P.C. has not provided us with any reports or advice, either written or oral, that would be an important factor in reaching a decision as to an accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K. We did, however, consult with Cordovano and Harvey, P.C. regarding our responses to SEC comments to our Form 10-SB Amendments #2 and #4.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

           None.


      Exhibits:

           None.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                              1st Net Technologies, Inc.




March 30, 2001             By:   /s/ James H. Watson, Jr.
                               James H. Watson, Jr., Chief Executive Officer




































                                   3